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The Prudential Series Fund, Inc.
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          Diversified Bond Portfolio

               Equity Portfolio

           High Yield Bond Portfolio

            Money Market Portfolio

         Prudential Jennison Portfolio

             Stock Index Portfolio

      SP AIM Aggressive Growth Portfolio

    SP Alliance Large Cap Growth Portfolio

       SP Alliance Technology Portfolio

           SP Davis Value Portfolio

  SP Deutsche International Equity Portfolio

   SP INVESCO Small Company Growth Portfolio

    SP MFS Capital Opportunities Portfolio

        SP MFS Mid-Cap Growth Portfolio

 SP Prudential U.S. Emerging Growth Portfolio

       SP Small/Mid-Cap Value Portfolio

 As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
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Prospectus

April 30, 2000 as supplemented through February 1, 2001
[LOGO OF PRUDENTIAL INVESTMENTS]

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Table of Contents

  1  RISK/RETURN SUMMARY
  1  Investment Objectives and Principal Strategies
  7  Principal Risks
 10  Evaluating Performance
 17  HOW THE PORTFOLIOS INVEST
 17  Investment Objectives and Policies
 17  Diversified Bond Portfolio
 18  Equity Portfolio
 19  High Yield Bond Portfolio
 20  Money Market Portfolio
 21  Prudential Jennison Portfolio
 22  Stock Index Portfolio
 23  SP AIM Aggressive Growth Portfolio
 24  SP Alliance Large Cap Growth Portfolio
 25  SP Alliance Technology Portfolio
 26  SP Davis Value Portfolio
 27  SP Deutsche International Equity Portfolio
 29  SP INVESCO Small Company Growth Portfolio
 30  SP MFS Capital Opportunities Portfolio
 31  SP MFS Mid-Cap Growth Portfolio
 32  SP Prudential U.S. Emerging Growth Portfolio
 34  SP Small/Mid-Cap Value Portfolio
 35  OTHER INVESTMENTS AND STRATEGIES
 35  ADRs
 35  Convertible Debt and Convertible Preferred Stock
 35  Derivatives
 35  Dollar Rolls
 35  Forward Foreign Currency Exchange Contracts
 35  Futures Contracts
 36  Interest Rate Swaps
 36  Joint Repurchase Account
 36  Loan Participations
 36  Mortgage-related Securities
 36  Options
 37  Real Estate Investment Trusts
 37  Repurchase Agreements
 37  Reverse Repurchase Agreements
 37  Short Sales
 37  Short Sales Against-the-Box
 37  When-Issued and Delayed Delivery Securities
 38  HOW THE FUND IS MANAGED
 38  Board of Directors
 38  Investment Adviser
 39  Investment Sub-Advisers
 40  Portfolio Managers

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Table of Contents (continued)

 48  HOW TO BUY AND SELL SHARES OF THE FUND
 49  Net Asset Value
 50  Distributor
 50  OTHER INFORMATION
 50  Federal Income Taxes
 50  European Monetary Union
 51  Monitoring for Possible Conflicts
 F-1 FINANCIAL HIGHLIGHTS

(For more information--see back cover)

RISK/RETURN SUMMARY

This prospectus provides information about sixteen different portfolios of The Prudential Series Fund, Inc. (the Fund), each of which is a separate portfolio.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. We describe the terms listed as principal risks on page 7. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success and it is possible that you could lose money.

Diversified Bond Portfolio

The Portfolio's investment objective is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we invest primarily in higher-grade debt obligations and high-quality money market investments. We may also purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities which have speculative characteristics and generally are riskier than higher-rated securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

  Principal Risks:
  .  credit risk
  .  derivatives risk
  .  foreign investment risk
  .  high yield risk
  .  interest rate risk
  .  market risk
  .  management risk

Equity Portfolio

The Portfolio's investment objective is capital appreciation. To achieve our objective, we invest primarily in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. In addition, the Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

  Principal Risks:
  .  company risk
  .  derivatives risk
  .  foreign investment risk
  .  market risk
  .  management risk

High Yield Bond Portfolio

The Portfolio's investment objective is a high total return. In pursuing our objective, we invest primarily in high-yield/high-risk debt securities. Such securities have speculative characteristics and generally are riskier than higher-rated securities. In addition, the Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

  Principal Risks:
  .  credit risk
  .  derivatives risk
  .  foreign investment risk
  .  high yield risk
  .  interest rate risk
  .  market risk
  .  management risk

Money Market Portfolio

The Portfolio's investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. To achieve our objective, we invest in high-quality short-term money market instruments issued by the U.S. government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

  Principal Risks:
  .  credit risk
  .  interest rate risk
  .  management risk

 An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.


Prudential Jennison Portfolio

The Portfolio's investment objective is to achieve long-term growth of capital. To achieve this objective, we invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. In addition, the Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

  Principal Risks:
  .  company risk
  .  derivatives risk
  .  foreign investment risk
  .  management risk
  .  market risk

Stock Index Portfolio

The Portfolio's investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. To achieve our objective, we attempt to duplicate the price and yield of the S&P 500 Composite Stock Price Index (S&P 500). The S&P 500 represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

  Principal Risks:
  .  company risk
  .  derivatives risk
  .  market risk


SP AIM Aggressive Growth Portfolio

The Portfolio's investment objective is to achieve long-term growth of capital. The Portfolio seeks to meet this objective by investing primarily in the common stocks of companies whose earnings the Portfolio's portfolio managers expect to grow more than 15% per year. On behalf of the Portfolio, AIM Capital Management, Inc. will invest in securities of small- and medium-sized growth companies and may also invest up to 25% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

  Principal Risks:
  .  company risk
  .  foreign investment risk
  .  liquidity risk
  .  management risk
  .  market risk

SP Alliance Large Cap Growth Portfolio

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance Capital Management L.P. selects the Portfolio's investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects. "Alliance", "Alliance Capital" and their logos are registered marks of Alliance Capital Management L.P. ("Alliance"). While we make every effort to acheive our objective, we can't guarantee success and it is possible that you could lose money.

  Principal Risks:
  .  company risk
  .  derivatives risk
  .  foreign investment risk
  .  leveraging risk
  .  management risk
  .  market risk

SP Alliance Technology Portfolio

The Portfolio's objective is growth of capital. The Portfolio invests primarily in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Portfolio also may invest in debt securities and up to 10% of its total assets in foreign securities. Among the principal risks of investing in the

Portfolio is market risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Portfolio invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk, and currency risk. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Alliance Capital Management, L.P.

  Principal Risks:
  .  company risk
  .  credit risk
  .  derivatives risk
  .  foreign investment risk
  .  interest rate risk
  .  leveraging risk
  .  liquidity risk
  .  management risk
  .  market risk

SP Davis Value Portfolio

SP Davis Value Portfolio's investment objective is growth of capital. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

The portfolio managers use the investment philosophy of Davis Selected Advisers, L.P. to select common stocks of quality, overlooked growth companies at value prices and to hold them for the long-term. They look for companies with sustainable growth rates selling at modest price-earnings multiples that they hope will expand as other investors recognize the company's true worth. The portfolio managers believe that if you combine a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks. They consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

  Principal Risks:
  .  company risk
  .  derivatives risk
  .  leveraging risk
  .  liquidity risk
  .  management risk
  .  market risk

SP Deutsche International Equity Portfolio

The Portfolio's investment objective is to invest for long-term capital appreciation. The Portfolio invests primarily in the stocks and other equity securities of companies in developed countries outside the United States. The Portfolio seeks to achieve its goal by investing primarily in companies in developed foreign countries. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Deutsche Asset Management, Inc.

  Principal Risks:
  .  company risk
  .  derivatives risk
  .  foreign investment risk
  .  leveraging risk
  .  management risk
  .  market risk

SP INVESCO Small Company Growth Portfolio

The Portfolio seeks long-term capital growth. Most holdings are in small-capitalization companies -- those with market capitalizations under $2 billion at the time of purchase.

Investments in small, developing companies carry greater risk than investments in larger, more established companies. Developing companies generally face intense competition, and have a higher rate of failure than larger companies. On the other hand, large companies were once small companies themselves, and the growth opportunities of some small companies may be quite high. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by INVESCO Funds Group, Inc.

  Principal Risks:
  .  company risk
  .  derivatives risk
  .  leveraging risk
  .  liquidity risk
  .  management risk
  .  market risk

SP MFS Capital Opportunities Portfolio

The Portfolio's investment objective is capital appreciation. The Portfolio invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities. The Portfolio focuses on companies which Massachusetts Financial Services Company (MFS) believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's portfolio manager and MFS's large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance.

  Principal Risks:
  .  company risk
  .  credit risk
  .  derivatives risk
  .  foreign investment risk
  .  interest rate risk
  .  leveraging risk
  .  liquidity risk
  .  management risk
  .  market risk

SP MFS Mid-Cap Growth Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities. These securities typically are of medium market capitalizations, which Massachusetts Financial Services Company (MFS) believes have above-average growth potential.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the Portfolio's investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(TM) Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio's 65% investment policy. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS's large group of equity research analysts. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance.

  Principal Risks:
  .  company risk
  .  credit risk
  .  derivatives risk
  .  foreign investment risk
  .  interest rate risk
  .  leveraging risk
  .  liquidity risk
  .  management risk
  .  market risk

SP Prudential U.S. Emerging Growth Portfolio

The Portfolio's investment objective is long-term capital appreciation, which means that the Portfolio seeks investments whose price will increase over several years. The Portfolio normally invests at least 65% of its total assets in equity securities of small and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio also may use derivatives for hedging or to improve the Portfolio's returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

  Principal Risks:
  .  company risk
  .  credit risk
  .  derivatives risk
  .  foreign investment risk
  .  interest rate risk
  .  leveraging risk
  .  liquidity risk
  .  management risk
  .  market risk

SP Small/Mid-Cap Value Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio's investment strategy includes normally investing at least 65% of total assets in common stocks of companies with small to medium market capitalizations (those with market capitalizations similar to companies in the Russell 2000 or the Russell Midcap(TM)

Growth Index at the time of investment). The Portfolio focuses on investing in securities of companies that Fidelity Management & Research Company believes are undervalued in the marketplace in relation to factors such as assets, earnings or growth potential (stocks of these companies are often called "value" stocks). The Portfolio invests in domestic and foreign issuers. The Portfolio uses both fundamental analysis of each issuer's financial condition, its industry position and market and economic conditions, and statistical models to evaluate an issuer's growth potential, valuation, liquidity and investment risk, to select investments. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

  Principal Risks:
  .  company risk
  .  derivatives risk
  .  foreign investment risk
  .  leveraging risk
  .  liquidity risk
  .  management risk
  .  market risk


PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

  Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt -- also known as "high-yield bonds" and "junk bonds" --
 have a higher risk of default and tend to be less liquid than higher-rated securities.

  Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

  Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk is comprised of the specific risks described below.

    Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S.

  dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

    Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

    Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

    Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

    Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

    Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

    Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and have imposed high taxes on corporate profits.

    Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

  High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell its high yield securities (liquidity risk).

  Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

  Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

  Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

  Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

  Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

                                     * * *

  For more information about the risks associated with the Portfolios, see "How the Portfolios Invest--Investment Risks."

                                     * * *

EVALUATING PERFORMANCE

--------------------------------------------------------------------------------
Diversified Bond Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.


                                  [BAR GRAPH]

Annual Returns* (Class I shares)

  90      91      92      93      94      95      96      97      98      99
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
8.32%   16.44%  7.19%   10.13%  -3.23%  20.73%  4.40%   8.57%   7.15%   -0.74%

BEST QUARTER: 7.32% (2nd quarter of 1995)
WORST QUARTER: 2.83% (1st quarter of 1994)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would be lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------

                                                     SINCE
                                                   INCEPTION
                          1 YEAR  5 YEARS 10 YEARS (5/13/83)
                          ------- ------- -------- ---------
Class I shares            (0.74)%  7.80%   7.69%     8.62%
Lehman Aggregate Index**  (0.82)%  7.73%   7.70%     9.31%
Lipper Average***         (1.62)%  7.83%   7.62%     7.59%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman Aggregate Index (LAI) is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges. The "Since Inception" return reflects the closest calendar month-end return (4/30/83). Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Corporate Debt Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. The "Since Inception" return reflects the closest calendar month-end return (4/30/83). Source: Lipper, Inc.

Equity Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)

                                  [BAR GRAPH]

Annual Returns* (Class I shares)

  90      91      92      93      94      95      96      97      98      99
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
-5.21%  26.01%  14.17%  21.87%  2.78%   31.29%  18.52%  24.66%  9.34%   12.49%

BEST QUARTER: 19.13% (1st quarter of 1991)
WORST QUARTER: (15.59)% (3rd quarter of 1990)


* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would be lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/99)

--------------------------------------------------------------------------------

                                             SINCE
                                           INCEPTION
                   1 YEAR 5 YEARS 10 YEARS (5/13/83)
                   ------ ------- -------- ---------
Class I shares     12.49% 18.99%   15.08%   14.98%
S&P 500**          21.03% 28.54%   18.19%   17.52%
Lipper Average***  31.48% 26.45%   17.79%   16.33%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would be lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return (4/30/83). Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Growth Fund Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would be lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return (4/30/83). Source: Lipper, Inc.

--------------------------------------------------------------------------------
High Yield Bond Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                  [BAR GRAPH]

Annual Returns* (Class I shares)

  90      91      92      93      94      95      96      97      98      99
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
-11.84% 38.99%  17.53%  19.27%  -2.72%  17.56%  11.39%  13.78%  -2.36%  4.61%

BEST QUARTER: 15.89% (1st quarter of 1991)
WORST QUARTER: (9.68)% (3rd quarter of 1990)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would be lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------

                                                     SINCE
                                                   INCEPTION
                           1 YEAR 5 YEARS 10 YEARS (2/23/87)
                           ------ ------- -------- ---------
Class I shares             4.61%   8.76%    9.78%    7.97%
Lehman High Yield Index**  2.39%   9.31%   10.72%    9.22%
Lipper Average***          3.83%   9.48%   10.15%    8.97%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman High Yield Index is made up of over 700 noninvestment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The "Since Inception" return reflects the closest calendar month-end return (2/28/87).
    Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) High Current Yield Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. The "Since Inception" return reflects the closest calendar month-end return (2/28/87). Source: Lipper, Inc.

--------------------------------------------------------------------------------
Money Market Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

                                  [BAR GRAPH]

Annual Returns* (Class I shares)

  90      91      92      93      94      95      96      97      98      99
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
8.16%    6.16%  3.79%    2.95%   4.05%   5.80%  5.22%   5.41%   5.39%    4.97%

BEST QUARTER: 2.00% (2nd quarter of 1990)
WORST QUARTER: 0.71% (2nd quarter of 1993)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would be lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------

                                            SINCE
                                          INCEPTION
                  1 YEAR 5 YEARS 10 YEARS (5/13/83)
                  ------ ------- -------- ---------
Class I shares    4.87%   5.36%   5.18%     6.30%
Lipper Average**  4.75%   5.12%   4.88%     6.23%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

7-Day Yield* (as of 12/31/99)

  Money Market Portfolio       5.65%
  Average Money Market Fund**  5.16%

 * The Portfolio's yield is after deduction of expenses and does not include Contract charges.
** Source: IBC Financial Data, Inc. As of 12/29/00, based on 311 funds in the IBC Taxable General Purpose, First and Second Tier Money Market Fund. The "Since Inception" return reflects the closest calendar month-end return (4/30/83). Source: Lipper, Inc.

--------------------------------------------------------------------------------
Prudential Jennison Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                  [BAR GRAPH]

Annual Returns* (Class I shares)

  96      97      98      99
------  ------  ------  ------
14.41%  31.71%  37.46%   41.76%

BEST QUARTER: 29.46% (4th quarter of 1998)
WORST QUARTER: (12.07)% (3rd quarter of 1998)

* These annual returns do not include contract charges. If Contract charges were included, the annual returns would be lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------

                             SINCE
                           INCEPTION
                   1 YEAR  (4/25/95)
                   ------  ---------
Class I shares     41.76%    32.11%
S&P 500**          21.03%    27.48%
Lipper Average***  31.48%    25.81%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. Companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would be lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return (4/30/95). Source:
     Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Growth Fund Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. The "Since Inception" return reflects the closest calendar month-end return (4/30/95). Source: Lipper, Inc.

--------------------------------------------------------------------------------
Stock Index Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                  [BAR GRAPH]

Annual Returns* (Class I shares)

  90      91      92      93      94      95      96      97      98      99
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
-3.63%  29.72%  7.13%    9.66%   1.01%  37.06%  22.57%  32.83%  28.42%  20.54%

BEST QUARTER: 21.44% (4th quarter of 1998)
WORST QUARTER: (13.72)% (3rd quarter of 1990)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would be lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------

                                              SINCE
                                            INCEPTION
                   1 YEAR  5 YEARS 10 YEARS (10/19/87)
                   ------  ------- -------- ----------
Class I shares     20.54%   28.14%  17.75%    18.96%
S&P 500**          21.03%   28.54%  18.19%    18.71%
Lipper Average***  20.48%   28.07%  17.74%    18.24%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would be lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return (10/31/87). Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) S&P 500 Index Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. The "Since Inception" return reflects the closest calendar month-end return (10/31/87). Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Portfolios

--------------------------------------------------------------------------------

The SP Portfolios commenced operations in 2000. No performance information is included for these Portfolios because they do not have at least one full calendar year of operation.

HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Diversified Bond Portfolio

--------------------------------------------------------------------------------

Our investment objective is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we invest primarily in intermediate and long term debt obligations that are rated investment grade and high-quality money market investments. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------
Our Strategy                             Debt obligations, in general, are
In general, the value of debt            basically written promises to repay a
obligations moves in the opposite        debt. The terms of repayment vary
direction as interest rates -- if a      among the different types of debt
bond is purchased and then interest      obligations, as do the commitments of
rates go up, newer bonds will be         other parties to honor the
worth more relative to existing bonds    obligations of the issuer of the
because they will have a higher rate     security. The types of debt
of interest. We will adjust the mix      obligations in which we can invest
of the Portfolio's short-term,           include U.S. government securities,
intermediate and long term debt          mortgage-related securities and
obligations in an attempt to benefit     corporate bonds.
from price appreciation when interest
rates go down and to incur smaller
declines when rates go up.

--------------------------------------

Usually, at least 65% of the Portfolio's total assets will be invested in debt securities that are investment grade. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 35% of the Portfolio's total assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. government securities issued by other government entities, like the Federal National Mortgage Association (Fannie
Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may also invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loan participations.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives --
 to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate futures contracts and options on those contracts; invest in forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Equity Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is capital appreciation. This means we seek investments that we believe will provide investment returns above broadly based market indexes. While we make every effort to achieve our objective, we can't guarantee success.

--------------------------------------------------------------------------------
Blend Approach
In deciding which stocks to buy, our     To achieve our investment objective,
portfolio managers use a blend of        we invest primarily in common stocks
investment styles. That is, we invest    of major established corporations as
in stocks that may be undervalued        well as smaller companies.
given the company's earnings, assets,
cash flow and dividends and also
invest in companies experiencing some
or all of the following: a
price/earnings ratio lower than
earnings per share growth, strong
market position, improving
profitability and distinctive
attributes such as unique marketing
ability, strong research and
development, new product flow, and
financial strength.

                                         35% of the Portfolio's assets may be
                                         invested in short, intermediate or
                                         long-term debt obligations, including
                                         convertible and nonconvertible
                                         preferred stock and other equity-
                                         related securities. Up to 5% of these
                                         holdings may be rated below
                                         investment grade. These securities
                                         are considered speculative and are
                                         sometimes referred to as "junk
                                         bonds."

--------------------------------------

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives --
 to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

--------------------------------------------------------------------------------
High Yield Bond Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high total return. In pursuing our objective, we invest in high yield/high risk debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------
High Yield/High Risk                     Normally, we will invest at least 80%
Lower rated and comparable unrated       of the Portfolio's total assets in
securities tend to offer better          medium to lower rated debt
yields than higher rated securities      securities. These high-yield or "junk
with the same maturities because the     bonds" are riskier than higher rated
issuer's financial condition may not     bonds and are considered speculative.
have been as strong as that of higher
rated issuers. Changes in the
perception of the creditworthiness of
the issuers of lower rated securities
tend to occur more frequently and in
a more pronounced manner than for
issuers of higher rated securities.

                                         The Portfolio may also invest up to
                                         20% of its total assets in U.S.
                                         dollar denominated debt securities
                                         issued outside the U.S. by foreign
                                         and U.S. issuers.
--------------------------------------

The Portfolio may also acquire common and preferred stock, debt securities and convertible debt and preferred stock.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loan participations.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives --
 to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 30% of its net assets in connection with reverse repurchase agreements and dollar rolls.

--------------------------------------------------------------------------------
Money Market Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. This means we seek investments that we think will provide a high level of current income. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------
Steady Net Asset Value                   We invest in a diversified portfolio
The net asset value for the Portfolio    of short-term debt obligations by the
will ordinarily remain issued at $10     U.S. government, its agencies and
per share because dividends are          instrumentalities, as well as
declared and reinvested daily. The       commercial paper, asset backed
price of each share remains the same,    securities, funding agreements,
but you will have more shares when       certificates of deposit, floating and
dividends are declared.                  variable rate demand notes, notes and
--------------------------------------   other obligations issued by banks,
                                         corporations and other companies
                                         (including trust structures), and
                                         obligations issued by foreign banks,
                                         companies or foreign governments.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (i) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (ii) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies to try to improve the Portfolio's returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 10% of its net assets in connection with reverse repurchase agreements.

 An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.


--------------------------------------------------------------------------------
Prudential Jennison Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------
Investment Strategy                      In pursuing our objective, we
We seek to invest in equity              normally invest 65% of the
securities of established companies      Portfolio's total assets in common
with above-average growth prospects.     stocks and preferred stocks of
We select stocks on a company-by-        companies with capitalization in
company basis using fundamental          excess of $1 billion.
analysis. In making our stock picks,
we look for companies that have had
growth in earnings and sales, high
returns on equity and assets or other
strong financial characteristics.
Often, the companies we choose have
superior management, a unique market
niche or a strong new product.

                                         For the balance of the Portfolio, we
                                         may invest in common stocks,
                                         preferred stocks and other equity-
                                         related securities of companies that
                                         are undergoing changes in management,
                                         product and/or marketing dynamics
                                         which we believe have not yet been
--------------------------------------   reflected in reported earnings or
                                         recognized by investors.

In addition, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In addition, up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts
(ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives --
 to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on those futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

--------------------------------------------------------------------------------
Stock Index Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. To achieve this goal, we attempt to duplicate the performance of the S&P 500 Composite Stock Price Index (S&P 500 Index). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------
S&P 500 Index                            Under normal conditions, we attempt
We attempt to duplicate the              to invest in all 500 stocks
performance of the S&P 500 Index, a      represented in the S&P 500 Index in
market-weighted index which              proportion to their weighting in the
represents more than 70% of the          S&P 500 Index. We will attempt to
market value of all publicly-traded      remain as fully invested in the S&P
common stocks.                           500 Index stocks as possible in light
--------------------------------------   of cash flow into and out of the
                                         Portfolio.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may: purchase and sell options on stock indexes; purchase and sell stock futures contracts and options on those futures contracts; and purchase and sell exchange-traded fund shares.

The Portfolio may also enter into short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

 A stock's inclusion in the S&P 500 index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

--------------------------------------------------------------------------------
SP AIM Aggressive Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio's investment objective is to achieve long-term growth of capital. The Portfolio seeks to meet this objective by investing principally in securities of companies whose earnings the portfolio managers expect to grow more than 15% per year. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contractholders. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------
Aggressive Growth Stock Investing        The Portfolio will invest in small-
The Portfolio invests primarily in       and medium-sized growth companies.
the common stock of small- and           The portfolio managers focus on
medium-sized companies that are          companies they believe are likely to
anticipated to have excellent            benefit from new or innovative
prospects for long-term growth of        products, services or processes as
earnings.                                well as those that have experienced
--------------------------------------   above-average, long-term growth in
                                         earnings and have excellent prospects
                                         for future growth. The portfolio
                                         managers consider whether to sell a
                                         particular security when any of those
                                         factors materially changes.


The Portfolio may also invest up to 25% of its total assets in foreign securities. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the Portfolio may not achieve its investment objective.

The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures, and may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. The Portfolio also may invest in preferred stock, convertible debt, convertible preferred stock, forward foreign currency exchange contracts, restricted securities, repurchase agreements, reverse repurchase agreements and dollar rolls, warrants, when-issued and delayed delivery securities, options on stock and debt securities, options on stock indexes, options on foreign currencies, and may loan portfolio securities. The Portfolio may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depository Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optomised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies.

The Portfolio is managed by AIM Capital Management, Inc.

--------------------------------------------------------------------------------
SP Alliance Large Cap Growth Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is growth of capital by pursuing aggressive investment policies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------   During market declines, while adding
Large Cap Growth                         to positions in favored stocks, the
The Portfolio usually invests in         Portfolio becomes somewhat more
about 40-50 companies, with the 25       aggressive, gradually reducing the
most highly regarded of these            number of companies represented in
companies generally constituting         its portfolio. Conversely, in rising
approximately 70% of the Portfolio's     markets, while reducing or
net assets. Alliance seeks to gain       eliminating fully-valued positions,
positive returns in good markets         the Portfolio becomes somewhat more
while providing some measure of          conservative, gradually increasing
protection in poor markets.              the number of companies represented
--------------------------------------   in the portfolio. Through this
                                         approach, Alliance seeks to gain
                                         positive returns in good markets
                                         while providing some measure of
                                         protection in poor markets. The
                                         Portfolio also may invest up to 20%
                                         of its net assets in convertible debt
                                         and convertible preferred stock.

The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of Alliance, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among other, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Among the principal risks of investing in the Portfolio is market risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The Portfolio seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 85% of its total assets in the equity securities of U.S. companies. A U.S. company is a company that is organized under United States law, has its principal office in the United States and issues equity securities that are traded principally in the United States. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

  .  invest up to 15% of its total assets in foreign securities;

  . purchase and sell exchange-traded index options and stock index futures contracts;

  . write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

  .  make short sales "against-the-box" of up to 15% of its net assets; and

  .  invest up to 10% of its total assets in illiquid securities.

The Portfolio may invest in a wide variety of equity securities including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, and other securities that represent interests in foreign equity securities, such as European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). The Portfolio may invest in American Depository Receipts
(ADRs), which Alliance categorizes as domestic securities. The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. government obligations, repurchase agreements, commercial paper, banker's acceptances and certificates of deposit.

In response to adverse market conditions or when restructuring the Portfolio, Alliance may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Alliance Capital Management, L.P.

--------------------------------------------------------------------------------
SP Alliance Technology Portfolio
--------------------------------------------------------------------------------

The Portfolio emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------   The Portfolio invests primarily in
A Technology Focus                       securities of companies expected to
This Portfolio normally invests at       benefit from technological advances
least 80% of its assets in               and improvements (i.e., companies
technology.                              that use technology extensively in
--------------------------------------   the development of new or improved
                                         products or processes). The Portfolio
                                         will normally have at least 80% of
                                         its assets invested in the securities
                                         of these companies.

The Portfolio normally will have substantially all of its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities, in U.S. securities, and up to 10% of its total assets in foreign securities. The Portfolio may seek income by writing listed call options.

The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio also may:

  . write covered call options on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

  .  invest up to 10% of its total assets in warrants;

  .  invest up to 15% of its net assets in illiquid securities; and

  .  make loans of portfolio securities of up to 30% of its total assets.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of small, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.

In response to adverse market conditions or when restructuring the Portfolio, Alliance may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Alliance Capital Management, L.P.

-------------------------------------------------------------------------------
SP Davis Value Portfolio
-------------------------------------------------------------------------------

SP Davis Value Portfolio's investment objective is growth of capital. In keeping with the Davis investment philosophy, the portfolio managers select common stocks that offer the potential for capital growth over the long-term. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------   The Portfolio invests primarily in
The Davis Back-to-Basics Approach        common stocks of U.S. companies with
Under the Davis philosophy, Davis        market capitalizations of at least $5
seeks to identify companies              billion, but it may also invest in
possessing ten basic characteristics,    foreign companies and U.S. companies
which Davis believes will foster         with smaller capitalizations.
sustainable long-term growth.
--------------------------------------

COMMON STOCKS

What They Are. Common stock represents ownership of a company.

How They Pick Them. The Davis investment philosophy stresses a back-to-basics approach: they use extensive research to buy growing companies at value prices and hold on to them for the long-term. Over the years, Davis Selected Advisers has developed a list of ten characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all ten, Davis searches for those possessing several of the characteristics that are listed below.

Why They Buy Them. SP Davis Value Portfolio buys common stock to take an ownership position in companies with growth potential, and then holds that position long enough to realize the benefits of growth.

The Portfolio may also invest in foreign securities, primarily as a way of providing additional opportunities to invest in quality overlooked growth stocks. Investment in foreign securities can also offer the Portfolio the potential for economic diversification.

WHAT DAVIS LOOKS FOR IN A COMPANY

 1. First-Class Management. The Davis investment philosophy believes that great companies are created by great managers. In visiting companies, they look for managers with a record of doing what they say they are going to do.

 2. Management Ownership. Just as they invest heavily in their own portfolios, they look for companies where individual managers own a significant stake.

 3. Strong Returns on Capital. They want companies that invest their capital wisely and reap superior returns on those investments.

 4. Lean Expense Structure. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk of owning a company's shares.

 5. Dominant or Growing Market Share in a Growing Market. A company that is increasing its share of a growing market has the best of both worlds.

 6. Proven Record as an Acquirer. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.

 7. Strong Balance Sheet. Strong finances give a company staying power to weather difficult economic cycles.

 8. Competitive Products or Services. Davis invests in companies with products that are not vulnerable to obsolescence.

 9. Successful International Operations. A proven ability to expand internationally reduces the risk of being tied too closely to the U.S. economic cycle.

10. Innovation. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.

Other Securities and Investment Strategies

The Portfolio invests primarily in the common stock of large capitalization domestic companies. There are other securities in which the Portfolio may invest, and investment strategies which the Portfolio may employ, but they are not principal investment strategies.

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes; in the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, these investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio's investment objective.

The Portfolio is managed by Davis Selected Advisers, L.P.

--------------------------------------------------------------------------------
SP Deutsche International Equity Portfolio
--------------------------------------------------------------------------------

The Portfolio seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests at least 65% of its total assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------
International Equities From Developed
Countries

The Portfolio invests primarily in       The Portfolio invests for capital
the stocks of companies located in       appreciation, not income; any
developed foreign countries that make    dividend or interest income is
up the MSCI EAFE Index, plus Canada.     incidental to the pursuit of that
The Portfolio also may invest in         goal.
emerging markets securities.
--------------------------------------

The Portfolio invests for the long term. The Portfolio employs a strategy of growth at a reasonable price. The Portfolio seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the Portfolio considers factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. The Portfolio further considers the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Principal Investments

Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if it believes that its return potential more than compensates for the extra risks associated with these markets. Under normal market conditions investment in emerging markets is not considered to be a central element of the Portfolio's strategy. Typically, the Portfolio will not hold more than 15% of its net assets in emerging markets. The Portfolio may invest in a variety of debt securities, equity securities, and other instruments, including convertible securities, warrants, foreign securities, options (on stock, debt, stock indices, foreign currencies, and futures), futures contracts, forward foreign currency exchange contracts, interest rate swaps, loan participations, reverse repurchase agreements, dollar rolls, when-issued and delayed delivery securities, short sales, and illiquid securities. We explain each of these instruments in detail in the Statement of Additional Information.

Investment Process

Company research lies at the heart of Deutsche's investment process, as it does with many stock mutual fund portfolios. Several thousand companies are tracked to arrive at the approximately 100 stocks the Portfolio normally holds. But the process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the investment process.

Temporary Defensive Position. The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, Deutsche monitors each of the stocks in the Portfolio according to three basic quantitative criteria. They subject a stock to intensive review if:

  . its rate of price appreciation begins to trail that of its national stock index;

  . the financial analysts who follow the stock, both within Deutsche and outside, cut their estimates of the stock's future earnings; or

  . the stock's price approaches the downside target set when they first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, Deutsche seeks to learn if the deteriorating performance accurately reflects deteriorating prospects or if it merely reflects investor overreaction to temporary circumstances.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

  . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Portfolio invests, Deutsche analyzes countries and regions to try to anticipate these risks.

  . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers" themselves sometimes mean different things, Deutsche devotes much of its research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

  . Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

  . Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

In an effort to reduce these foreign stock market risks, the Portfolio diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one does not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Currency Risk. The Portfolio invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. Deutsche seeks to minimize this risk by actively managing the currency exposure of the Portfolio.

Emerging Market Risk. To the extent that the Portfolio does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Portfolio carefully limits and balances its commitment to these markets.

Secondary Risks

Small Company Risk. Although the Portfolio generally invests in the shares of large, well-established companies, it may occasionally take advantage of exceptional opportunities presented by small companies. Such opportunities pose unique risks. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity in small company investing -- can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a small company's shares.

Pricing Risk. When price quotations for securities are not readily available, they are valued by the method that most accurately reflects their current worth in the judgment of the Board. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them.

The Portfolio is managed by Deutsche Asset Management, Inc.

-------------------------------------------------------------------------------
SP INVESCO Small Company Growth Portfolio
-------------------------------------------------------------------------------

The Portfolio seeks long-term capital growth. Most holdings are in small-capitalization companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------
A Small Cap Stock Portfolio              INVESCO is primarily looking for
The Portfolio generally invests at       companies in the accelerated
least 65% of its total assets in the     developing stages of their life
stocks of small companies with market    cycles, which are currently priced
capitalizations under $2 billion at      below INVESCO's estimation of their
the time of purchase. The Portfolio      potential, have earnings which may be
may invest up to 35% of its total        expected to grow faster than the U.S.
assets in the stocks of companies        economy in general, and/or offer
with market capitalizations in excess    earnings growth of sales, new
of $2 billion.                           products, management changes, or
--------------------------------------   structural changes in the economy.
                                         The Portfolio may invest up to 25% of
                                         its assets in securities of non-U.S.
                                         issuers. Securities of Canadian
                                         issuers and ADRs are not subject to
                                         this 25% limitation.

Most holdings are in small-capitalization companies -- those with market capitalizations under $2 billion at the time of purchase. Although not a principal investment, the Portfolio may use derivatives. A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.

Although not a principal investment, the Portfolio may invest in options and futures contracts. Options and futures contracts are common types of derivatives that the Portfolio may occasionally use to hedge its investments. An option is the right to buy or sell a security or other instrument, index or commodity at a specific price on or before a specific date. A futures contract is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date.

Although not a principal investment, the Portfolio may invest in repurchase agreements. In addition, the Portfolio may invest in debt securities, ADRs, convertible securities, junk bonds, warrants, options (on stock, debt, stock indices, currencies, and futures), forward foreign currency exchange contracts, interest rate swaps, when-issued and delayed delivery securities, short sales against-the-box, U.S. government securities, Brady Bonds, and illiquid securities. The Portfolio may lend its portfolio securities. In response to adverse market conditions or when restructuring the Portfolio, INVESCO may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------
SP MFS Capital Opportunities Portfolio
--------------------------------------------------------------------------------
The Portfolio invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

--------------------------------------
Capital Opportunities In Both U.S.       The portfolio focuses on companies
and Foreign Stocks                       which Massachusetts Financial
The Portfolio invests primarily in       Services Company (MFS) believes have
stocks, convertible securities, and      favorable growth prospects and
depository receipts of companies in      attractive valuations based on
both the United States and in foreign    current and expected earnings or cash
countries.                               flow. The Portfolio's investments may
--------------------------------------   include securities listed on a
                                         securities exchange or traded in the
                                         over-the-counter markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's portfolio manager and MFS's large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 35% of its net assets in foreign securities and (ii) 15% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio can invest in a wide variety of debt and equity securities, including corporate debt, lower-rated bonds, U.S. Government securities, variable and floating rate obligations, zero coupon bonds, deferred interest bonds, PIK bonds, Brady Bonds, depository receipts, forward contracts, futures contracts, investment company securities, options (on currencies, futures, securities and stock indices), repurchase agreements, reverse repurchase agreements, dollar rolls, restricted securities, short sales, warrants, and when-issued and delayed delivery securities. The Portfolio may lend its securities and borrow from a bank.

The Portfolio also may assume a temporary defensive position. In response to adverse market conditions or when restructuring the Portfolio, MFS may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Massachusetts Financial Services Company.

--------------------------------------------------------------------------------
SP MFS Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio's investment objective is long-term growth of capital.

--------------------------------------
A Mid-Cap Growth Stock Portfolio         The Portfolio invests, under normal
The Portfolio invests primarily in       market conditions, at least 65% of
companies with market capitalizations    its total assets in common stocks and
equaling or exceeding $250 million       related securities, such as preferred
but not exceeding the top of the         stocks, convertible securities and
Russell Midcap(TM) Growth Index range    depository receipts for those
at the time of purchase.                 securities, of companies with medium
--------------------------------------   market capitalization which the
                                         Portfolio's investment adviser
                                         believes have above-average growth
                                         potential.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the Portfolio's investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(TM) Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund's 65% investment policy. As of February 29, 2000, the top of the Russell Midcap(TM) Growth Index range was $59.6 billion. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS's large group of equity research analysts.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of Portfolio holdings. The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities. The Portfolio may invest in a variety of debt securities, equity securities, and other instruments, including corporate debt, lower-rated bonds, U.S. government securities, variable and floating rate obligations, zero coupon bonds, deferred interest bonds, PIK bonds, depository receipts, emerging markets equity securities, forward contracts, futures contracts, investment company securities, options (on currencies, futures, securities, and stock indices), repurchase agreements, restricted securities, short sales, short sales against-the-box, short-term debt, warrants, and when-issued and delayed delivery securities. The Portfolio may borrow for temporary purposes, and lend its portfolio securities.

In response to adverse market conditions or when restructuring the Portfolio, MFS may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in the securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when markets are unstable.

The Portfolio is managed by Massachusetts Financial Services Company.

--------------------------------------------------------------------------------
SP Prudential U.S. Emerging Growth Portfolio
--------------------------------------------------------------------------------
The Portfolio's investment objective is long-term capital appreciation. This means the Portfolio seeks investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------
A Small/Medium-Sized Stock Portfolio     In deciding which equities to buy,
The Portfolio invests primarily in       the Portfolio uses what is known as a
the stocks of small and medium-sized     growth investment style. This means
companies with the potential for         the Portfolio invests in companies
above-average growth.                    that it believes could experience
--------------------------------------   superior sales or earnings growth. In
                                         pursuing this objective, the
                                         Portfolio normally invests at least
                                         65% of the Portfolio's total assets
                                         in equity securities of small and
                                         medium-sized U.S. companies with the
                                         potential for above-average growth.

The Portfolio considers small and medium-sized companies to be those with market capitalizations beginning at $500 million. The upper capitalization limit is 300% of the dollar-weighted median market capitalization of the S&P 400 Mid-Cap Index. As of December 31, 1999, this number was $9 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depository Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REIT); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company's common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 35% of total assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio's total returns. As the Portfolio's assets grow, the impact of IPO investments will decline, which may reduce the Portfolio's total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

Fixed-income obligations include bonds and notes. The Portfolio can invest up to 35% of total assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio's assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio's ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio may also use repurchase agreements.

The Portfolio may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Portfolio may enter into such contracts on a spot, that is, cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency.

The Portfolio may use various derivative strategies to try to improve its returns or protect its assets. The Portfolio cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Portfolio may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

The Portfolio may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

The Portfolio may purchase and write (that is, sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to seek to enhance return or to protect against adverse price fluctuations in securities in the Portfolio's portfolio. These options will be on equity securities, financial indexes (for example, S&P 500 Composite Stock Price Index) and foreign currencies. The Portfolio may write put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase.

The Portfolio may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission (CFTC).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); lends its securities to others (the Portfolio can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Portfolio Turnover

As a result of the strategies described above, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

The Portfolio is managed by Jennison Associates LLC.

--------------------------------------------------------------------------------
SP Small/Mid-Cap Value Portfolio
--------------------------------------------------------------------------------
The Portfolio is managed by Fidelity Management & Research Company (FMR). FMR normally invests at least 65% of the Portfolio's total assets in common stocks of companies with small to medium market capitalizations.

--------------------------------------   Small to medium market capitalization
A Small/Mid-Cap Value Portfolio          companies are those companies with
The Portfolio normally invests at        market capitalizations similar to the
least 65% of its total assets in         market capitalization of companies in
companies with small to medium market    the Russell 2000 or the Russell
capitalizations. The Portfolio           MidCap at the time of the Portfolio's
primarily invests in "value" stocks.     investment. Companies whose
--------------------------------------   capitalization no longer meets this
                                         definition after purchase continue to
                                         be considered to have a small to
                                         medium market capitalization for
                                         purposes of the 65% policy. The size
                                         of companies in the Russell 2000 and
                                         Russell MidCap changes with market
                                         conditions and the composition of the
                                         index.

FMR focuses on securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings, or growth potential. The stocks of these companies are often called "value" stocks.

FMR may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates and management. These securities are then analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk.

The Portfolio invests primarily in equity securities, which represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Portfolio may not achieve its objective. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Many factors affect the Portfolio's performance. The Portfolio's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The Portfolio's reaction to these developments will be affected by the types of securities in which the Portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Portfolio's level of investment in the securities of that issuer. When you sell units corresponding to shares of the Portfolio, they could be worth more or less than what you paid for them.

In addition to company risk, derivatives risk, foreign investment risk, leveraging risk, liquidity risk, management risk, and market risk, the following factors can significantly affect the Portfolio's performance:

The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets and financial resources.

"Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

Other Investments and Strategies

As indicated in the description of the Portfolios above, we may use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Convertible Debt and Convertible Preferred Stock -- A convertible security is a security -- for example, a bond or preferred stock -- that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer -- through their conversion mechanism -- the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Derivatives -- A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls -- Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar -- but not necessarily the same -- security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Forward Foreign Currency Exchange Contracts -- A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts -- A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps -- In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

Joint Repurchase Account -- In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loan Participations -- In loan participations, the Portfolio will have a contractual relationship with the lender but not with the borrower. This means the Portfolio will only have rights to principal and interest received by the lender. It will not be able to enforce compliance by the borrower with the terms of the loan and may not have a right to any collateral securing the loan. If the lender becomes insolvent, the Portfolio may be treated as a general creditor and will not benefit from any set-off between the lender and the borrower.

Mortgage-related Securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options -- A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) -- A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements -- In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements -- In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales -- In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box -- A short sale against-the-box means the Portfolio owns securities identical to those sold short.

When-Issued and Delayed Delivery Securities -- With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                     * * *

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (a Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
Board Of Directors

--------------------------------------------------------------------------------
The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Fund. PIFM is located at Gateway Center Three, 100 Mulberry Street, Newark, N.J. 07102-4077. PIFM and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2000, PIFM served as the manager to all 39 of the Prudential mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregated assets of approximately $76 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PIFM is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PIFM monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PIFM also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PIFM can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

The following chart lists the total annualized investment advisory fees paid in 2000 with respect to each of the Fund's Portfolios.

                                    Total advisory fees as %
Portfolio                            of average net assets
---------                           ------------------------
Diversified Bond                              0.40
Equity                                        0.45
High Yield Bond                               0.55
Money Market                                  0.40
Prudential Jennison                           0.60
Stock Index                                   0.35
SP AIM Aggressive Growth                      0.95
SP Alliance Large Cap Growth                  0.90
SP Alliance Technology                        1.15
SP Davis Value                                0.75
SP Deutsche International Equity              0.90
SP INVESCO Small Company Growth               0.95
SP MFS Capital Opportunities                  0.75
SP MFS Mid-Cap Growth                         0.80
SP Prudential U.S. Emerging Growth            0.60
SP Small/Mid-Cap Value                        0.90

--------------------------------------------------------------------------------
Investment Sub-Advisers
--------------------------------------------------------------------------------

Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PIFM pays each sub-adviser out of the fee that PIFM receives from the Fund.

Jennison Associates LLC serves as the sole sub-adviser for the Prudential Jennison Portfolio and the SP Prudential U.S. Emerging Growth Portfolio. Jennison serves as a sub-adviser for approximately 50% of the assets of Equity Portfolio. Jennison's address is 466 Lexington Avenue, New York, NY 10017. As of September 30, 2000, Jennison had over $86.2 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Corporation (PIC) serves as the sole sub-adviser for the Diversified Bond Portfolio, the High Yield Bond Portfolio, the Money Market Portfolio, and the Stock Index Portfolio. PIC's address is 751 Broad Street, Newark, NJ 07102.

AIM Capital Management, Inc. (AIM Capital) serves as sub-adviser to the SP AIM Aggressive Growth Portfolio. The firm is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The sub-adviser provides investment advisory services to each Portfolio by obtaining and evaluating economic, statistical and financial information and formulating and implementing investment programs. Today, AIM Capital, together with its affiliates, advises or manages over 125 investment portfolios, encompassing a broad range of investment objectives. AIM Capital uses a team approach to investment management.

Alliance Capital Management, L.P. serves as the sub-adviser to the SP Alliance Technology Portfolio and SP Alliance Large Cap Growth Portfolio. The sub-adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager. Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds.

Davis Selected Advisers, L.P. (Davis) serves as the sub-adviser to the SP Davis Value Portfolio. The sub-adviser is located at 124 East Elvira Street, Santa Fe, New Mexico 87501.

Deutsche Asset Management Inc. (Deutsche), formerly known as Morgan Grenfell, Inc., serves as a sub-adviser to the SP Deutsche International Equity Portfolio and as sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Deutsche will manage approximately 25% of the Portfolio. Deutsche is a wholly-owned subsidiary of Deutsche Bank AG. As of September 30, 2000 Deutsche's total assets under management exceeded $17 billion. Deutsche's address is 280 Park Avenue, New York, New York 10017.

Fidelity Research & Management Company (FMR) is the sub-adviser to the SP Small/Mid Cap Value Portfolio. As of March 31, 2000, FMR had approximately $995 billion in discretionary assets under management. The address of FMR is 82 Devonshire Street, Boston, MA 02109.

GE Asset Management Incorporated (GEAM) serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances GEAM will manage approximately 25% of the Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. As of September 30, 2000, GEAM's total assets under management exceeded $123 billion. GEAM's address is 777 Long Ridge Road, Building B, Stamford, Connecticut 06927.

INVESCO Funds Group, Inc. (INVESCO), located at 7800 East Union Avenue, Denver, Colorado, is the sub-adviser of the SP INVESCO Small Company Growth Portfolio. INVESCO was founded in 1932 and manages over $39.2 billion for more than 1,103,139 shareholders of 45 INVESCO mutual funds. INVESCO is a subsidiary of AMVESCAP PLC, an international investment management company that manages more than $392 billion in assets world-wide. AMVESCAP is based in London, with money managers in Europe, North and South America and the Far East.

Massachusetts Financial Services Company (MFS), located at 500 Boylston Street, Boston, MA, acts as the sub-adviser for the SP MFS Capital Opportunities Portfolio and the SP MFS Mid-Cap Growth Portfolio. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

Salomon Brothers Asset Management Inc. (Salomon) serves as sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is part of the SSB Citi Asset Management Group, the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of September 30, 2000, the investment advisers within SSB Citi Asset Management Group managed approximately $396 billion in total assets. Salomon's address is 7 World Trade Center, 38th Floor, New York, New York 10048.

--------------------------------------------------------------------------------
Portfolio Managers
--------------------------------------------------------------------------------

An Introductory Note About Prudential Investments' Fixed Income Group

Prudential Investments' Fixed Income Group, which provides portfolio management services to the Diversified Bond, High Yield Bond, and Money Market Portfolios, manages more than $127 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining Prudential Investments in 1998, he was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading and corporate bond investing.

Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to his appointment in 1999, he was Senior Managing Director of the Capital Management Group where he was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.

The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist, and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

Diversified Bond Portfolio

The Corporate Team, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

Equity Portfolio

Jeffrey Siegel, Bradley Goldberg and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg, an Executive Vice President of Jennison joined Jennison in 1974 where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since August 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.

Richard Sanderson, Director of Research for GEAM, will manage the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has been employed with GEAM for over 5 years, and holds B.A. and M.B.A. degrees from the University of Michigan.

Michael Kagan, a Director of Salomon, will manage the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.

High Yield Bond Portfolio

The High Yield Team, headed by Casey Walsh and Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portfolio of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

High Yield

  Assets Under Management (as of December 31, 1999): $9.4 billion.

  Team Leader: Casey Walsh. General Investment Experience: 17 years.

  Portfolio Managers: 7. Average General Investment Experience: 19 years, which includes team members with significant mutual fund experience.

  Sector: Below-investment-grade corporate securities.

  Investment Strategy: Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The Team uses a relative value approach.

Money Market Portfolio

The Money Market Team, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies.

Money Market

  Assets Under Management (as of December 31, 1999): $3.6 billion.

  Team Leader: Joseph Tully. General Investment Experience: 16 years.

  Portfolio Managers: 8. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

  Sector: High-quality short-term debt securities, including both taxable and tax-exempt instruments.

  Investment Strategy: Focus is on safety of principal, liquidity and controlled risk.

Prudential Jennison Portfolio

This Portfolio has been managed by Spiros "Sig" Segalas, Michael A. Del Balso and Kathleen A. McCarragher of Jennison Associates LLC since 1999. Mr. Segalas is a founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 35 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Growth Equity Investment Strategist, having joined Jennison last year after a 20 year investment career, including positions with Weiss, Peck & Greer and State Street Research and Management Company, where she was a member of the Investment Committee.

Stock Index Portfolio

John Moschberger, CFA, Vice President of Prudential Investments, has managed this Portfolio since 1990. Mr. Moschberger manages the Portfolio designed to duplicate the performance of the S&P 500. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

SP AIM Aggressive Growth Portfolio

AIM Capital Management, Inc. (AIM Capital) uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the Portfolio, both of whom are officers of AIM Capital, are -- Ryan E. Crane, Portfolio Manager, who has been responsible for the Portfolio since 2000 and has been associated with AIM Capital and/or its affiliates since 1994, Jay K. Rushin, CFA, Portfolio Manager, who has been responsible for the Portfolio since 2001 and has been associated with AIM Capital and/or its affiliates since 1994, and Robert M. Kippes, Senior Portfolio Manager, who has been associated with AIM Capital and/or its affiliates since 1989.

SP Alliance Large Cap Growth Portfolio

Alfred Harrison, Director and Vice Chairman of Alliance Capital Management Corporation (ACMC) leads the team managing this Portfolio, with Syed Hasnain, a Senior Portfolio Manager, also being directly involved.

Mr. Hasnain joined ACMC after working as a strategist with Merrill Lynch Capital Markets. Previously he was an international economist with Citicorp and a financial analyst at Goldman Sachs & Co. He holds a M. Phil in Finance from Cambridge University, and Sc.B. from Brown University, and studied towards a doctorate at Stanford Business School. Investment experience: 9 years.

We set out below performance information for Alliance Premier Growth Fund, which is a mutual fund managed by ACMC according to investment objectives and practices that are substantially similar to those governing the SP Alliance Large Cap Growth Portfolio. Alliance Premier Growth Fund and SP Alliance Large Cap Growth Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of Alliance Premier Growth Fund is not indicative of the future performance of SP Alliance Large Cap Growth Portfolio. If material differences between the investment styles of Alliance Premier Growth Fund and SP Alliance Large Cap Growth Portfolio should develop in the future, we will disclose such differences. PIFM monitors the performance of SP Alliance Large Cap Growth Portfolio, but not Alliance Premier Growth Fund. In general, Portfolio returns are reduced by expenses under your variable insurance contract.

                            OTHER FUND PERFORMANCE

                 SEC STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS
                         ALLIANCE PREMIER GROWTH FUND

(FOR THE PERIODS ENDED
DECEMBER 31, 1999)            1 YEAR 5 YEARS SINCE INCEPTION INCEPTION DATE
Class A                       23.51% 34.86%      25.01%         9/28/92
Russell 1000 Growth Index(1)  33.16% 32.41%      23.43%

(1) The Russell 1000 Growth Index is a measure of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

SP Alliance Technology Portfolio

Peter Anastos and Gerald T. Malone manage the SP Alliance Technology Portfolio. Both portfolio managers are Senior Vice Presidents of ACMC and have been associated with ACMC for more than five years.

We set out below performance information for the Alliance Technology Fund, which is a mutual fund managed by ACMC according to investment objectives and practices that are substantially similar to those governing the SP Alliance Technology Portfolio. Alliance Technology Fund and SP Alliance Technology Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of Alliance Technology Fund is not indicative of the future performance of SP Alliance Technology Portfolio. If material differences between the investment styles of the Alliance Technology Fund and SP Alliance Technology Portfolio should develop in the future, we will disclose such differences. PIFM monitors the performance of SP Alliance Technology Portfolio, but not Alliance Technology Fund. In general, Portfolio returns are reduced by expenses under your variable insurance contract.

                             OTHER FUND PERFORMANCE

                 SEC STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS
                            ALLIANCE TECHNOLOGY FUND

(FOR THE PERIODS
ENDED
DECEMBER 31, 1999)  1 YEAR 5 YEARS 10 YEARS
Class A             64.47% 37.33%   29.42%
S&P 500(1)          21.03% 28.54%   18.19%

(1) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

SP Davis Value Portfolio

The following individuals provide day-to-day management of the SP Davis Value Portfolio.

CHRISTOPHER C. DAVIS

Responsibilities:

  .  Vice President of Davis New York Venture Fund, Inc.
  . Also manages or co-manages other equity funds advised by Davis Selected Advisers.

Other Experience:

  . Portfolio Manager of Davis New York Venture Fund since October 1995. . Assistant Portfolio Manager and research analyst working with Shelby
     M.C. Davis from September 1989 to September 1995.

KENNETH CHARLES FEINBERG

Responsibilities:

  . Co-Portfolio Manager of Davis New York Venture Fund with Christopher C. Davis since May 1998.
  .  Also co-manages other equity funds advised by Davis Selected Advisers.

Other Experience:

  .Research analyst at Davis Selected Advisers since December 1994. .Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994.

We set out below performance information for Davis New York Venture Fund, which is a mutual fund managed by Davis Selected Advisers, LP according to investment objectives and practices that are substantially similar to those governing the SP Davis Value Portfolio. Davis New York Venture Fund and SP Davis Value Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of Davis New York Venture Fund is not indicative of the future performance of SP Davis Value Portfolio. If material differences between the investment styles of Davis New York Venture Fund and SP Davis Value Portfolio should develop in the future, we will disclose such differences. PIFM monitors the performance of SP Davis Value Portfolio, but not Davis New York Venture Fund. In general, Portfolio returns are reduced by expenses under your variable insurance contract.

                             OTHER FUND PERFORMANCE

                 SEC STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS
                          DAVIS NEW YORK VENTURE FUND

(FOR THE
PERIODS
ENDED
DECEMBER
31, 1999)   1 YEAR 5 YEARS 10 YEARS SINCE INCEPTION INCEPTION DATE
Class A(1)   9.30% 20.57%   17.00%      14.86%         2/17/69
S&P 500(2)  21.04% 28.51%   18.17%      13.01%

Average annual total returns earned by Class A shares of Davis New York Venture Fund for the periods listed above, after adjusting for the maximum 4.75% sales charge and with all distributions reinvested for the periods ended 12/31/99.

(1) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

(2) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

SP Deutsche International Equity Portfolio

The following portfolio managers are responsible for the day-to-day management of the Portfolio's investments:

MICHAEL LEVY

Co-Lead Portfolio Manager.

International equity strategist, overseeing the design and implementation of the firm's proprietary stock selection process.

28 years of business experience, 18 of them as an investment professional.

Degrees in mathematics and geophysics from the University of Michigan.

ROBERT REINER

Co-Lead Portfolio Manager.

Specializes in Japanese and European stock and market analysis.

Served as a Senior Financial Analyst at Scudder, Stevens & Clark from 1993 to 1994.

18 years of investment industry experience.

Degrees from the University of Southern California and Harvard University.

JULIE WANG

Co-Portfolio Manager.

Focuses on the Portfolio's Asia-Pacific investments and its emerging markets exposure.

Served as Investment Manager for American International Group's Southeast Asia portfolio from 1991 to 1994.

11 years of investment management experience.

BS in economics from Yale University, MBA from The Wharton School, University of Pennsylvania.

We set out below performance information for Deutsche International Equity Fund, which is a mutual fund managed by Deutsche Asset Management, Inc., an indirect wholly-owned subsidiary of Deutsche Bank AG according to investment objectives and practices that are substantially similar to those governing the SP Deutsche International Equity Portfolio. Deutsche International Equity Fund and SP Deutsche International Equity Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of Deutsche International Equity Fund is not indicative of the future performance of SP Deutsche International Equity Portfolio. If material differences between the investment styles of Deutsche International Equity Fund and SP Deutsche International Equity Portfolio should develop in the future, we will disclose such differences. PIFM monitors the performance of SP Deutsche International Equity Portfolio, but not Deutsche International Equity Fund. In general, Portfolio returns are reduced by expenses under your variable insurance contract.

The following performance table compares the Deutsche International Equity Fund performance to that of a broad-based securities market index.

                            OTHER FUND PERFORMANCE

                    SEC STANDARDIZED AVERAGE ANNUAL RETURNS
                      DEUTSCHE INTERNATIONAL EQUITY FUND

(FOR THE PERIODS
ENDED                                 SINCE INCEPTION
DECEMBER 31, 1999)     1 YEAR 5 YEARS     DATE(1)     INCEPTION DATE
Investor Class Shares  23.37% 17.61%      16.82%          8/4/92
MSCI EAFE Index(1)(3)  17.16% 11.33%      12.33%
Lipper(2)              24.46% 13.15%      12.43%
International Funds
Average

(1) The MSCI EAFE Index and Lipper International Funds Average are calculated from July 31, 1992.

(2) Unweighted average annual return, net of fees and expenses, of all mutual funds that invested primarily in stocks and other equity securities of companies outside the United States during the periods covered.

(3) The MSCI EAFE Index of major markets in Europe, Australia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

SP INVESCO Small Company Growth Portfolio

The following individuals are primarily responsible for the day-to-day management of the Portfolio's holdings:

Stacie Cowell -- is the lead portfolio manager of the SP INVESCO Small Company Growth Portfolio and a Chartered Financial Analyst (CFA) who joined INVESCO in 1997. She is also a vice president of INVESCO. Before joining the company, she was senior equity analyst with Founders Asset Management and capital markets and trading analyst with Chase Manhattan Bank in New York. She holds a B.A. in Economics from Colgate University and an M.S from the University of Colorado (Boulder).

Timothy J. Miller -- is the leader of INVESCO's Growth Team and a CFA. He is also a director, Chief Investment Officer and Senior Vice President of INVESCO. Before joining INVESCO in 1992, Tim was a portfolio manager with Mississippi Valley Advisors. He holds an M.B.A. from the University of Missouri -- St. Louis and a B.S.B.A. from St. Louis University.

Trent E. May -- is also a senior vice president of INVESCO and a CFA. Before joining INVESCO in 1996, he was a senior equity analyst with Munder Capital Management and a research assistant with SunBank Capital Management. He holds an M.B.A. from Rollins College and a B.S. in Engineering from Florida Institute of Technology.

We set out below performance information for INVESCO Small Company Growth Fund (Investor Class), which is a mutual fund managed by INVESCO, according to investment objectives and practices that are substantially similar to those governing the SP INVESCO Small Company Growth Portfolio. INVESCO Small Company Growth Fund and SP INVESCO Small Company Growth Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of INVESCO Small Company Growth Fund is not indicative of the future performance of SP INVESCO Small Company Growth Portfolio. If material differences between the investment styles of INVESCO Small Company Growth Fund and SP INVESCO Small Company Growth Portfolio should develop in the future, we will disclose such differences. PIFM monitors the performance of SP INVESCO Small Company Growth Portfolio, but not INVESCO Small Company Growth Fund. In general, Portfolio returns are reduced by expenses under your variable insurance contract.

                             OTHER FUND PERFORMANCE

                 SEC STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS
                       INVESCO SMALL COMPANY GROWTH FUND

(FOR THE PERIODS ENDED
DECEMBER 31, 1999)        1 YEAR 5 YEARS SINCE INCEPTION(2)
Investor Class shares(1)  69.07% 28.53%        23.40%
Russell 2000 Index(3)     14.32% 14.27%        13.57%

(1) Total return figures include reinvested dividends and capital gain distributions, and include the effect of the Fund's expenses.

(2) The INVESCO Small Company Growth Fund commenced investment operations on December 27, 1991.

(3) The Russell 2000 Index is an unmanaged index of small capitalization stocks.

SP Small/Mid-Cap Value Portfolio

Fidelity Management & Research Company is the Portfolios' sub-adviser. Jeff Kerrigan is portfolio manager of the Small/Mid Cap Value Portfolio. Since joining Fidelity in 1999, Mr. Kerrigan has worked as an analyst and manager.

SP MFS Capital Opportunities Portfolio

The Portfolio is managed by Maura A. Shaughnessy, a Senior Vice President of Massachusetts Financial Services Company (MFS), who has been employed in the investment management area of MFS since 1991.

We set out below performance information for MFS Capital Opportunities Fund, which is a mutual fund managed by MFS according to investment objectives and practices that are substantially similar to those governing the SP MFS Capital Opportunities Portfolio. MFS Capital Opportunities Fund and SP MFS Capital Opportunities Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of MFS Capital Opportunities Fund is not indicative of the future performance of SP MFS Capital Opportunities Portfolio. If material differences between the investment styles of MFS Capital Opportunities Fund and SP MFS Capital Opportunities Portfolio should develop in the future, we will disclose such differences. PIFM monitors the performance of SP MFS Capital Opportunities Portfolio, but not MFS Capital Opportunities Fund. In general, Portfolio returns are reduced by expenses under your variable insurance contract.

                             OTHER FUND PERFORMANCE

                 SEC STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS
                         MFS CAPITAL OPPORTUNITIES FUND

(FOR THE
PERIODS
ENDED
DECEMBER                     SINCE
31, 1999)   1 YEAR 5 YEARS INCEPTION
Class A(1)  27.25% 27.77%   20.27%
S&P 500(2)   7.24% 23.80%   15.05%

(1) The MFS Capital Opportunities Fund commenced investment operations on June 13, 1983. Performance results include any applicable expense subsidies and waivers, which may cause results to be more favorable.
(2) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

SP MFS Mid-Cap Growth Portfolio

The Portfolio is managed by Mark Regan, a Senior Vice President of MFS, who has been employed in the investment management area of MFS since 1989 and David E. Sette-Ducati, a Vice President of MFS, has been employed in the investment management area of MFS since 1995.

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

We set out below performance information for MFS Mid-Cap Growth Fund, which is a mutual fund managed by MFS, according to investment objectives and practices that are substantially similar to those governing the SP MFS Mid-Cap Growth Portfolio. MFS Mid-Cap Growth Fund and SP MFS Mid-Cap Growth Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of MFS Mid-Cap Growth Fund is not indicative of the future performance of SP MFS Mid-Cap Growth Portfolio. If material differences between the investment styles of MFS Mid-Cap Growth Fund and SP MFS Mid-Cap Growth Portfolio should develop in the future, we will disclose such differences. PIFM monitors the performance of SP MFS Mid-Cap Growth Portfolio, but not MFS Mid-Cap Growth Fund. In general, Portfolio returns are reduced by expenses under your variable insurance contract.

                             OTHER FUND PERFORMANCE

                 SEC STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS
                            MFS MID-CAP GROWTH FUND

(FOR THE PERIODS ENDED
DECEMBER 31, 1999)            1 YEAR 5 YEARS SINCE INCEPTION
Class A(1)                    70.00% 29.88%      25.41%
Russell Mid-Cap Growth Index  12.64% 18.74%

(1) The MFS Mid-Cap Growth Fund commenced investment operations on December 1, 1993 with the offering of Class A shares and Class B shares. Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable.

The Russell Mid-Cap Growth Index is an unmanaged index which measures the stock price performance of the 800 smallest companies in the Russell 1000 Index.

SP Prudential U.S. Emerging Growth Portfolio

Susan Hirsch has managed the retail fund counterpart of this Portfolio since it began. Ms. Hirsch joined Prudential Investments in July 1996, and is now employed by Jennison Associates LLC. Before that she was employed by Lehman Brothers Global Asset Management from 1988 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. Ms. Hirsch holds a B.S. from Brooklyn College and is a member of the Financial Analysts Federation and the New York Society of Security Analysts.

We set out below performance information for Prudential U.S. Emerging Growth Fund, which is a mutual fund managed by PIFM, according to investment objectives and practices that are substantially similar to those governing the SP Prudential U.S. Emerging Growth Portfolio. Prudential U.S. Emerging Growth Fund and SP Prudential U.S. Emerging Growth Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of Prudential U.S. Emerging Growth Fund is not indicative of the future performance of SP Prudential U.S. Emerging Growth Portfolio. If material differences between the investment styles of Prudential U.S. Emerging Growth Fund and SP Prudential U.S. Emerging Growth Portfolio should develop in the future, we will disclose such differences. In general, Portfolio returns are reduced by expenses under your variable insurance contract.

                            OTHER FUND PERFORMANCE

         SEC STANDARDIZED AVERAGE ANNUAL RETURNS (1) (AS OF 12-31-99)
                     PRUDENTIAL U.S. EMERGING GROWTH FUND

                           1 YEAR SINCE INCEPTION (12-31-96)
Class A shares             83.44%           39.88%
S&P 400 Mid-Cap Index (2)  14.72%           21.81%
Lipper Average (3)         72.56%           30.78%

1. The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.

2. The Standard & Poor's Mid-Cap 400 Composite Stock Price Index (S&P 400 Mid-Cap Index) -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation-gives a broad look at how mid-cap stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund portfolio. These returns would be lower if they included the effect of sales charges and operating expenses. The securities in the S&P 400 Mid-Cap Index may be very different from those in the Portfolio. Source:
    Lipper Inc.

3. The Lipper Average is based on the average return of all mutual funds in the Lipper Mid-Cap Growth Fund category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper Inc.

Stock Index Portfolio

John Moschberger, CFA, Vice President of Prudential Investments, has managed this Portfolio since 1990. Mr. Moschberger manages the Portfolio designed to duplicate the performance of the S&P 500. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio--Class I and Class II. This prospectus relates only to Class I shares of Diversified Bond Portfolio, Equity Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Prudential Jennison Portfolio, Stock Index Portfolio, SP AIM Aggressive Growth Portfolio, SP Alliance Large Cap Growth Portfolio, SP Alliance Technology Portfolio, SP Davis Value Portfolio, SP Deutsche International Equity Portfolio, SP INVESCO Small Company Growth Portfolio, SP MFS Capital Opportunities Portfolio, SP MFS Mid-Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, and SP Small/Mid-Cap Value Portfolio. Class I shares are sold only to separate accounts of Prudential as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the New York Stock Exchange is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time).

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of Prudential or a sub-adviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PIFM or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities -- those that are not valued on an amortized cost basis-- are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Securities for which no market quotations are available will be valued at fair value by PIFM under the direction of the Fund's Board of Directors.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three,100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

European Monetary Union

On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state. The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Financial Highlights

--------------------------------------------------------------------------------

The financial highlights will help you evaluate the financial performance of each Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the four years ended December 31, 1999 has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. The information for the one year ended December 31, 1995 was audited by other independent auditors whose report was also unqualified.

                                               Diversified Bond
                                    -------------------------------------------
                                            Year Ended December 31,
                                    -------------------------------------------
                                      1999      1998     1997    1996   1995(a)
                                    --------  --------  ------  ------  -------
Per Share Operating Performance:
Net Asset Value, beginning of
 year.............................  $  11.06  $  11.02  $11.07  $11.31  $10.04
                                    --------  --------  ------  ------  ------
Income From Investment Operations:
Net investment income.............      0.67      0.69    0.80    0.76    0.76
Net realized and unrealized gains
 (losses) on investments..........     (0.75)     0.08    0.11   (0.27)   1.29
                                    --------  --------  ------  ------  ------
  Total from investment
   operations.....................     (0.08)     0.77    0.91    0.49    2.05
                                    --------  --------  ------  ------  ------
Less Distributions:
Dividends from net investment
 income...........................       --      (0.69)  (0.83)  (0.73)  (0.75)
Distributions from net realized
 gains............................     (0.03)    (0.04)  (0.13)    --    (0.03)
                                    --------  --------  ------  ------  ------
  Total distributions.............     (0.03)    (0.73)  (0.96)  (0.73)  (0.78)
                                    --------  --------  ------  ------  ------
Net Asset Value, end of year......  $  10.95  $  11.06  $11.02  $11.07  $11.31
                                    ========  ========  ======  ======  ======
Total Investment Return:(b).......    (0.74)%     7.15%   8.57%   4.40%  20.73%
Ratios/Supplemental Data:
Net assets, end of year (in
 millions)........................  $1,253.8  $1,122.6  $816.7  $720.2  $655.8
Ratios to average net assets:
 Expenses.........................      0.43%     0.42%   0.43%   0.45%   0.44%
 Net investment income............      6.25%     6.40%   7.18%   6.89%   7.00%
Portfolio turnover rate...........       171%      199%    224%    210%    199%

(a)  Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

--------------------------------------------------------------------------------

The financial highlights will help you evaluate the financial performance of each Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I and Class II for the periods indicated.

The information for the four years and period ended December 31, 1999 has been audited by Price-waterhouseCoopers LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. The information for the one year ended December 31, 1995 was audited by other independent auditors whose report was also unqualified.

                                        Equity Class I                      Equity Class II
                         ------------------------------------------------  -----------------
                                   Year Ended December 31,                  May 3, 1999(d)
                         ------------------------------------------------       through
                           1999      1998      1997      1996    1995(a)   December 31, 1999
                         --------  --------  --------  --------  --------  -----------------
Per Share Operating
 Performance:
Net Asset Value,
 beginning of period.... $  29.64  $  31.07  $  26.96  $  25.64  $  20.66       $32.79
                         --------  --------  --------  --------  --------       ------
Income From Investment
 Operations:
Net investment income...     0.54      0.60      0.69      0.71      0.55         0.28
Net realized and
 unrealized gains on
 investments............     3.02      2.21      5.88      3.88      5.89        (0.60)
                         --------  --------  --------  --------  --------       ------
  Total from investment
   operations...........     3.56      2.81      6.57      4.59      6.44        (0.32)
                         --------  --------  --------  --------  --------       ------
Less Distributions:
Dividends from net
 investment income......    (0.53)    (0.60)    (0.70)    (0.67)    (0.52)       (0.34)
Distributions from net
 realized gains.........    (3.77)    (3.64)    (1.76)    (2.60)    (0.94)       (3.21)
                         --------  --------  --------  --------  --------       ------
  Total distributions...    (4.30)    (4.24)    (2.46)    (3.27)    (1.46)       (3.55)
                         --------  --------  --------  --------  --------       ------
Net Asset Value, end of
 period................. $  28.90  $  29.64  $  31.07  $  26.96  $  25.64       $28.92
                         ========  ========  ========  ========  ========       ======
Total Investment
 Return:(b).............    12.49%     9.34%    24.66%    18.52%    31.29%       (0.68)%
Ratios/Supplemental
 Data:
Net assets, end of
 period (in millions)... $6,235.0  $6,247.0  $6,024.0  $4,814.0  $3,813.8       $  0.3
Ratios to average net
 assets:
 Expenses...............     0.47%     0.47%     0.46%     0.50%     0.48%        0.87%(c)
 Net investment income..     1.72%     1.81%     2.27%     2.54%     2.28%        1.33%(c)
Portfolio turnover
 rate...................        9%       25%       13%       20%       18%           9%

(a)  Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.
(c)  Annualized.
(d)  Commencement of offering of Class II shares.

Financial Highlights

--------------------------------------------------------------------------------

The financial highlights will help you evaluate the financial performance of each Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the four years ended December 31, 1999 has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. The information for the one year ended December 31, 1995 was audited by other independent auditors whose report was also unqualified.

                                                  High Yield Bond
                                        ---------------------------------------
                                              Year Ended December 31,
                                        ---------------------------------------
                                         1999    1998    1997    1996   1995(a)
                                        ------  ------  ------  ------  -------
Per Share Operating Performance:
Net Asset Value, beginning of year....  $ 7.21  $ 8.14  $ 7.87  $ 7.80  $ 7.37
                                        ------  ------  ------  ------  ------
Income From Investment Operations:
Net investment income.................    0.79    0.77    0.78    0.80    0.81
Net realized and unrealized gains
(losses) on investments...............   (0.46)  (0.94)   0.26    0.06    0.46
                                        ------  ------  ------  ------  ------
Dividends and distributions...........
  Total from investment operations....    0.33   (0.17)   1.04    0.86    1.27
                                        ------  ------  ------  ------  ------
Less Distributions:
Dividends from net investment income..   (0.02)  (0.76)  (0.77)  (0.78)  (0.84)
Dividends in excess of net investment
 income...............................     --      --      --    (0.01)    --
                                        ------  ------  ------  ------  ------
  Total distributions.................   (0.02)  (0.76)  (0.77)  (0.79)  (0.84)
                                        ------  ------  ------  ------  ------
Net Asset Value, end of year..........  $ 7.52  $ 7.21  $ 8.14  $ 7.87  $ 7.80
                                        ======  ======  ======  ======  ======
Total Investment Return:(b)...........    4.61% (2.36)%  13.78%  11.39%  17.56%
Ratios/Supplemental Data:
Net assets, end of year (in
 millions)............................  $802.2  $789.3  $568.7  $432.9  $367.9
Ratios to average net assets:
 Expenses.............................    0.60%   0.58%   0.57%   0.63%   0.61%
 Net investment income................   10.48%  10.31%   9.78%   9.89%  10.34%
Portfolio turnover rate...............      58%     63%    106%     88%    139%

(a)  Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

--------------------------------------------------------------------------------

The financial highlights will help you evaluate the financial performance of each Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the four years ended December 31, 1999 has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. The information for the one year ended December 31, 1995 was audited by other independent auditors whose report was also unqualified.

                                                  Money Market
                                      -----------------------------------------
                                             Year Ended December 31,
                                      -----------------------------------------
                                        1999     1998    1997    1996   1995(a)
                                      --------  ------  ------  ------  -------
Per Share Operating Performance:
Net Asset Value, beginning of year..  $  10.00  $10.00  $10.00  $10.00  $10.00
                                      --------  ------  ------  ------  ------
Income From Investment Operations:
Net investment income and realized
 and unrealized gains...............      0.49    0.52    0.54    0.51    0.56
Dividends and distributions.........     (0.49)  (0.52)  (0.54)  (0.51)  (0.56)
                                      --------  ------  ------  ------  ------
Net Asset Value, end of year........  $  10.00  $10.00  $10.00  $10.00  $10.00
                                      ========  ======  ======  ======  ======
Total Investment Return:(b).........      4.97%   5.39%   5.41%   5.22%   5.80%
Ratios/Supplemental Data:
Net assets, end of year (in
 millions)..........................  $1,335.5  $920.2  $657.5  $668.8  $613.3
Ratios to average net assets:
 Expenses...........................      0.42%   0.41%   0.43%   0.44%   0.44%
 Net investment income..............      4.90%   5.20%   5.28%   5.10%   5.64%

(a)  Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

--------------------------------------------------------------------------------

The financial highlights will help you evaluate the financial performance of each Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the four years ended December 31, 1999 has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. The information for the period ended December 31, 1995 was audited by other independent auditors whose report was also unqualified.

                                         Prudential Jennison
                         --------------------------------------------------------
                             Year Ended December 31,
                         ----------------------------------  April 25, 1995(d)(a)
                           1999      1998     1997    1996   to December 31, 1995
                         --------  --------  ------  ------  --------------------
Per Share Operating
 Performance:
Net Asset Value,
 beginning of period.... $  23.91  $  17.73  $14.32  $12.55         $10.00
                         --------  --------  ------  ------         ------
Income From Investment
 Operations:
Net investment income...     0.05      0.04    0.04    0.02           0.02
Net realized and
 unrealized gains on
 investments............     9.88      6.56    4.48    1.78           2.54
                         --------  --------  ------  ------         ------
  Total from investment
   operations...........     9.93      6.60    4.52    1.80           2.56
                         --------  --------  ------  ------         ------
Less Distributions:
Dividends from net
 investment income......    (0.05)    (0.04)  (0.04)  (0.03)         (0.01)
Distributions from net
 realized gains.........    (1.40)    (0.38)  (1.07)    --             --
                         --------  --------  ------  ------         ------
  Total distributions...    (1.45)    (0.42)  (1.11)  (0.03)         (0.01)
                         --------  --------  ------  ------         ------
Net Asset Value, end of
 period................. $  32.39  $  23.91  $17.73  $14.32         $12.55
                         ========  ========  ======  ======         ======
Total Investment
 Return:(b).............    41.76%    37.46%  31.71%  14.41%         24.20%
Ratios/Supplemental
 Data:
Net assets, end of
 period (in millions)... $2,770.7  $1,198.7  $495.9  $226.5         $ 63.1
Ratios to average net
 assets:
 Expenses...............     0.63%     0.63%   0.64%   0.66%          0.79%(c)
 Net investment income..     0.17%     0.20%   0.25%   0.20%          0.15%(c)
Portfolio turnover
 rate...................       58%       54%     60%     46%            37%

(a)  Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.
(c)  Annualized
(d)  Commencement of investment operations.

Financial Highlights

--------------------------------------------------------------------------------

The financial highlights will help you evaluate the financial performance of each Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the four years ended December 31, 1999 has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. The information for the one year ended December 31, 1995 was audited by other independent auditors whose report was also unqualified.

                                             Stock Index
                             ------------------------------------------------
                                       Year Ended December 31,
                             ------------------------------------------------
                               1999      1998      1997      1996    1995(a)
                             --------  --------  --------  --------  --------
Per Share Operating
 Performance:
Net Asset Value, beginning
 of year.................... $  37.74  $  30.22  $  23.74  $  19.96  $  14.96
                             --------  --------  --------  --------  --------
Income From Investment
 Operations:
Net investment income.......     0.44      0.42      0.43      0.40      0.40
Net realized and unrealized
 gains (losses) on
 investments................     7.23      8.11      7.34      4.06      5.13
                             --------  --------  --------  --------  --------
  Total from investment
   operations...............     7.67      8.53      7.77      4.46      5.53
                             --------  --------  --------  --------  --------
Less Distributions:
Dividends from net
 investment income..........    (0.43)    (0.42)    (0.42)    (0.40)    (0.38)
Distributions from net
 realized gains.............    (0.53)    (0.59)    (0.87)    (0.28)    (0.15)
                             --------  --------  --------  --------  --------
  Total distributions.......    (0.96)    (1.01)    (1.29)    (0.68)    (0.53)
                             --------  --------  --------  --------  --------
Net Asset Value, end of
 year....................... $  44.45  $  37.74  $  30.22  $  23.74  $  19.96
                             ========  ========  ========  ========  ========
Total Investment
 Return:(b).................    20.54%    28.42%    32.83%    22.57%    37.06%
Ratios/Supplemental Data:
Net assets, end of year (in
 millions).................. $4,655.0  $3,548.1  $2,448.2  $1,581.4  $1,031.3
Ratios to average net
 assets:
 Expenses...................     0.39%     0.37%     0.37%     0.40%     0.38%
 Net investment income......     1.09%     1.25%     1.55%     1.95%     2.27%
Portfolio turnover rate.....        2%        3%        5%        1%        1%

(a)  Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

  Call toll-free (800) 778-2255

  Write to The Prudential Series Fund, Inc., 751 Broad Street, Newark, NJ 07102-3777

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

By Electronic Request:

publicinfo@sec.gov

(The SEC charges a fee to copy documents.)

In Person:

Public Reference Room
in Washington, DC
(For hours of operation, call 1-202-942-8090)

Via the Internet:

on the EDGAR Database at
http://www.sec.gov

SEC File No. 811-03623